Derivative Instruments	12 Months Ended
Dec. 31, 2011
Derivative Instruments [Abstract]
Derivative Instruments
Note Thirteen
Derivative Instruments

During 2005 and 2006, the Company entered into interest rate floors with a total notional value of $600 million, seven of which (total notional amount of $500 million) were designated as cash flow hedges.  These derivative instruments provided the Company protection against the impact of declining interest rates on future income streams from the Company's portfolio of $500 million of variable-rate loans outstanding.  The interest rate floors had maturities between May 2008 and June 2011 and strike rates ranging from 6.00% to 8.00%.  During 2008, interest rate floors with a total notional value of $150 million matured.  The remaining interest rate floors with a total notional value of $450 million were sold during 2008.  The gains from the sales of $16.8 million were recognized over the remaining lives of the various hedged loans and expired in June 2011.

As of December 31, 2011 and 2010, the Company has derivative financial instruments not included in hedge relationships.  These derivatives consist of interest rate swaps used for interest rate management purposes and derivatives executed with commercial banking customers to facilitate their interest rate management strategies.

The following table summarizes the fair value of these derivative financial instruments at December 31:

(in thousands)	2011	2010
Fair Value
Other Assets	$11,541	$2,116
Other Liabilities	11,541	2,116
Change in Fair Value
Noninterest income	$9,425	$2,097
Noninterest expense	9,425	2,097